Exhibit 32.2

CERTIFICATION PURSUANT

TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Fluent, Inc. for the quarter ended March 31, 2022 (the “Report”), the undersigned hereby certifies in her capacity as Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge and belief, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Fluent, Inc.

May 10, 2022	By:	/s/ Sugandha Khandelwal
Sugandha Khandelwal
Chief Financial Officer
(Principal Financial and Accounting Officer)

The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document of Fluent, Inc. or the certifying officers.